UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2009

Date of reporting period:	May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

Contents

Letter to Shareholders	1-2

Fund Insights/Performance & Statistics	3-4

Schedule of Investments	5-13

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Notes to Financial Statements	17-33

Financial Highlights	34

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures/Changes to Investment Policy	35

PIMCO Corporate Opportunity Fund Letter to Shareholders

July 15, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for the PIMCO Corporate Opportunity Fund (the “Fund”) for the fiscal six-month period ended May 31, 2009.

During the reporting period, central banks around the globe reduced or maintained their key-lending rates at historic lows and added significant liquidity to shore up money markets. The Federal Reserve maintained the Federal Funds Rate within a range of 0% to 0.25% and purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) to encourage bank lending to consumers and businesses. Yields on U.S. Treasuries increased towards the latter part of the six-month period, due partly in response to these U.S. Government asset purchase programs.

Corporate bond performance was negatively impacted in the first part of the reporting period as investors generally avoided risk sectors in favor of U.S. Treasuries and other safe-haven investments. During the second part of the semiannual period, however, increased liquidity and attractive yields on corporate bonds relative to U.S. Treasuries encouraged investors to return to the corporate bond market, thus benefiting performance. The Barclays Capital U.S. Credit Index, an unmanaged index generally representative of the investment grade corporate bond market, returned 10.89% for the six-month period. This compares favorably to the return of the Barclays Capital U.S. Aggregate Index, a broad unmanaged index generally representative of the domestic taxable investment-grade fixed income market, which posted a return of 5.10%.

The unprecedented liquidity constraints and resulting imbalances in the financial markets during the reporting period initiated the following important actions by the Fund:

•  In three separate actions in December and March, the Fund redeemed portions of its ARPS. In total, $240 million of ARPS were redeemed at the full liquidation preference of $25,000 per share. The redemptions were intended to resolve issues that served as impediments to the goal of regular, uninterrupted dividend payments on the Fund’s common shares.

•  On March 20, 2009, the Fund announced payment of its previously declared but postponed February 2009 common share dividend and the delayed declaration of its March 2009 dividend. Severe market disruptions negatively impacted prices for securities in the Fund’s portfolios, causing the asset ratio to decline below an asset coverage level of at 200%. The

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 1

PIMCO Corporate Opportunity Fund Letter to Shareholders

Fund is not permitted to pay or declare common share dividends unless the Fund’s Auction Rate Preferred Shares (“ARPS”) have asset coverage of at least 200% after the payment or the declaration of the common share dividend.

•  On April 6, 2009, the Fund issued a press release to make explicit that the Fund’s investment policies permit the holding of common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of total assets. The Fund may invest in preferred stock and convertible securities, which may allow for conversion into common stock. The policy enables the Fund to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of the common stock.

Press releases that include further information on these Fund actions, including more detailed descriptions of potential benefits and risks, are available at www.allianzinvestors.com/ closedendfunds.

For specific information on the Fund as well as a discussion of the factors that most affected performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

2 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

May 31, 2009 (unaudited)

•             For the fiscal six-months ended May 31, 2009, PIMCO Corporate Opportunity Fund (the “Fund”) returned 27.83% on net asset value (“NAV”) and 52.07% on market price.

•             The Barclays Capital U.S. Credit and U.S. High Yield Indices (unmanaged indices generally representative of the U.S. investment grade and non-investment grade corporate bond markets, respectively) generated total returns of 10.89% and 36.55%, respectively, for the six-month period ended May 31, 2009.

•             The Fund’s average duration of 5.82 years detracted from total return as U.S. interest rates rose during the six-month period.

•             The Fund’s weighting in the banking sector detracted from performance as banking issuers posted relatively weaker returns compared to the broader credit market.

•             The Fund’s exposure to non-bank finance companies detracted from returns as non-bank finance issuers underperformed most other credit sectors during the period.

•             The Fund’s weighting in communications issues contributed positively to performance as these bonds outperformed the broader market during the period.

•             The Fund’s exposure to natural gas issues contributed positively to performance as these issues outperformed most other credit sectors during the period.

•             The Fund’s emphasis on A-rated securities, which underperformed all lower-rated tiers of the quality spectrum, detracted from performance during the period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	52.07%	27.83%
1 Year	(16.44)%	(14.92)%
5 Year	3.84%	2.56%
Commencement of Operations (12/27/02) to 5/31/09	6.41%	6.48%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/09	Market Price	$10.63
NAV	NAV	$10.05
Market Price	Premium to NAV	5.77%
	Market Price Yield(2)	12.98%

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 3

PIMCO Corporate Opportunity Fund Fund Insights/Performance & Statistics

May 31, 2009 (unaudited) (continued)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at May 31, 2009.

4 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 72.0%

Airlines – 4.6%
$7,000	American Airlines, Inc., 7.858%, 4/1/13	Ba1/BBB	$6,405,000
	Continental Airlines, Inc.,
1,448	6.545%, 8/2/20	Baa2/A-	1,302,858
2,928	6.703%, 12/15/22	Baa2/BBB	2,284,110
1,695	7.056%, 3/15/11	Baa2/A-	1,669,575
1,891	7.373%, 6/15/17	Ba1/BB	1,285,927
8,039	7.707%, 10/2/22	Baa2/BBB	6,270,595
1,732	9.798%, 4/1/21	Ba1/BB-	1,039,133
466	Delta Air Lines, Inc., 6.619%, 9/18/12	Ba2/BBB	442,569
	Northwest Airlines, Inc.,
12,862	7.041%, 10/1/23	NR/BBB-	9,260,763
18,418	7.15%, 4/1/21 (MBIA)	Baa1/BBB+	14,734,222
4,000	Southwest Airlines Co., 10.50%, 12/15/11 (a)(b)(c)	NR/A-	4,205,284
2,936	United Air Lines, Inc., 7.336%, 1/2/21 (a)(c)	B1/B+	1,467,899
			50,367,935
Banking – 19.4%
10,000	American Express Bank FSB, 5.55%, 10/17/12	A2/A+	9,837,460
11,300	BAC Capital Trust XIV, 5.63%, 3/15/12, FRN (f)	Ba3/B	5,214,554
300	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/B	231,530
	Barclays Bank PLC, FRN (a)(c)(f),
8,600	7.434%, 12/15/17	Baa2/BBB+	5,481,726
18,100	7.70%, 4/25/18	Baa1/A+	14,069,999
	BNP Paribas, FRN (f),
13,000	5.186%, 6/29/15 (a)(c)	Aa3/A	8,565,752
7,000	7.195%, 6/25/37 (a)(c)	Aa3/A	5,117,126
€2,500	7.781%, 7/2/18	Aa3/AA-	2,724,742
$4,700	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (a)(c)(f)	Aa3/A+	3,011,741
4,600	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a)(c)(f)	Aa3/A-	2,884,292
4,000	First Union Capital I, 7.935%, 1/15/27	A3/A	3,264,732
	General Motors Acceptance Corp. LLC,
2,000	2.868%, 12/1/14, FRN	C/CCC	1,382,500
1,000	6.875%, 9/15/11	C/CCC	884,494
250	7.25%, 3/2/11	C/CCC	223,258
12,400	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (a)(c)(f)	Baa2/B-	4,930,922
	HBOS PLC (a)(c),
7,000	5.375%, 11/1/13, FRN (f)	Baa1/B-	3,447,290
4,000	6.75%, 5/21/18	Baa1/A-	2,842,960
	HSBC Capital Funding L.P., FRN (f),
8,000	4.61%, 6/27/13 (a)(c)	A3/A-	5,404,256
2,000	10.176%, 6/30/30	A3/A-	2,124,600
6,000	JPMorgan Chase Bank NA, 1.656%, 6/13/16, FRN	Aa2/A+	4,891,734
	Lloyds Banking Group PLC (a)(c)(f),
8,000	6.413%, 10/1/35, (converts to FRN on 11/1/35)	Baa2/CCC+	3,124,760
6,500	6.657%, 5/21/37, FRN	Baa2/CCC+	2,571,426
1,540	Lloyds TSB Group PLC, 6.267%, 11/14/16, FRN (a)(c)(f)	Baa2/CCC+	593,562
	Morgan Stanley, FRN,
600	1.449%, 1/9/14	A2/A	497,150
1,600	1.557%, 10/18/16	A2/A	1,180,461
9,400	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a)(c)(f)	Aa2/AA-	7,060,067

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Banking (continued)
$15,000	Rabobank Nederland NV, 11.00%, 6/30/19, FRN (a)(b)(c)(d)(f)	Aa2/AA-	$15,000,000
6,200	Resona Bank Ltd., 5.85%, 4/15/16, FRN (a)(c)(f)	A2/BBB	4,594,008
	Royal Bank of Scotland Group PLC, FRN (f),
21,300	6.99%, 10/5/17 (a)(c)	Ba2/B-	10,023,333
13,500	7.648%, 9/30/31	Ba2/B-	6,219,572
5,000	Sovereign Bank, 2.738%, 8/1/13, FRN	Baa1/A-	3,758,965
10,100	State Street Capital Trust III, 8.25%, 3/15/42, FRN	A2/BBB+	8,290,282
12,200	USB Capital IX, 6.189%, 4/15/11, FRN (f)(i)	A2/A	7,963,562
5,000	Wachovia Bank N.A., 1.65%, 3/15/16, FRN	Aa3/AA	3,318,265
7,000	Wachovia Capital Trust III, 5.80%, 3/15/11, FRN (f)	Ba3/A	4,271,526
27,000	Wells Fargo & Co., 7.98%, 3/15/18, FRN (f)	B2/A	21,090,483
7,100	Wells Fargo Capital X, 5.95%, 12/15/86, (converts to FRN on 12/15/36) (i)	A3/A	5,215,419
24,700	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (f)	Ba3/A	19,280,820
			210,589,329
Electronics – 0.1%
1,000	Arrow Electronics, Inc., 6.875%, 6/1/18	Baa3/BBB-	936,401
Energy – 1.0%
3,900	Energy Transfer Partners L.P., 7.50%, 7/1/38	Baa3/BBB-	3,678,694
500	Knight, Inc., 5.15%, 3/1/15	Ba1/BB	430,000
1,889	Salton SEA Funding Corp., 8.30%, 5/30/11	Baa3/BBB-	1,875,019
3,792	Sithe Independence Funding Corp., 9.00%, 12/30/13	Ba2/B	3,729,328
600	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(c)	Baa3/BB	561,823
			10,274,864
Financial Services – 31.4%
5,000	AES Red Oak LLC, 9.20%, 11/30/29	B1/BB-	4,300,000
7,735	AIG SunAmerica Global Financing VI, 6.30%, 5/10/11 (a)(c)	A1/A+	6,714,142
8,000	American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (a)(c)(i)	A2/BBB+	7,950,936
	American General Finance Corp.,
1,693	4.625%, 9/1/10	Baa2/BB+	1,269,420
4,300	5.40%, 12/1/15	Baa2/BB+	2,101,522
2,500	6.90%, 12/15/17	Baa2/BB+	1,239,647
300	Bank of America Corp., 5.75%, 12/1/17	A2/A	268,738
6,000	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (f)	NR/CCC	3,092,802
3,717	Cedar Brakes II LLC, 9.875%, 9/1/13 (a)(b)(c)	Baa3/BBB	3,798,727
	CIT Group, Inc.,
4,000	1.322%, 4/27/11, FRN (i)	Ba2/BBB-	3,048,796
€7,000	4.25%, 3/17/15	Ba2/BBB-	5,647,646
$800	5.20%, 11/3/10	Ba2/BBB-	696,674
3,250	5.60%, 11/2/11	Ba2/BBB-	2,509,091
1,365	5.80%, 7/28/11	Ba2/BBB-	1,067,139
5,700	7.625%, 11/30/12	Ba2/BBB-	4,495,482
28,100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/CC	25,095,829
€300	Citigroup, Inc., 4.75%, 2/10/19, FRN	Baa1/A-	275,550
$10,000	FIA Card Services N.A., 7.125%, 11/15/12 (a)(c)	A1/A	9,410,570
	Ford Motor Credit Co. LLC,
1,600	3.889%, 1/13/12, FRN	Caa1/CCC+	1,266,000
1,300	7.25%, 10/25/11	Caa1/CCC+	1,122,443
7,300	7.80%, 6/1/12	Caa1/CCC+	6,240,858

6 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$500	8.00%, 12/15/16	Caa1/CCC+	$402,375
13,000	9.875%, 8/10/11	Caa1/CCC+	11,873,459
3,500	12.00%, 5/15/15	Caa1/CCC+	3,222,590
	General Electric Capital Corp., FRN,
13,400	6.375%, 11/15/67	Aa3/A+	9,481,250
£1,100	6.50%, 9/15/67 (a)(c)	Aa3/A+	1,090,890
$3,300	General Motors Acceptance Corp. LLC, 7.00%, 2/1/12	C/CCC	2,900,518
3,685	GMAC LLC, 7.50%, 12/31/13 (a)(c)	C/CCC	3,079,794
	Goldman Sachs Group, Inc.,
700	1.677%, 3/22/16, FRN	A1/A	599,954
2,500	5.95%, 1/15/27	A2/A-	1,921,837
2,800	6.15%, 4/1/18	A1/A	2,711,198
10,000	6.25%, 9/1/17	A1/A	9,720,000
6,000	6.45%, 5/1/36	A2/A-	4,863,486
7,209	6.75%, 10/1/37	A2/A-	6,060,556
€2,350	Green Valley Ltd., 5.045%, 1/10/11, FRN (a)(b)(c)	NR/BB+	3,206,427
	International Lease Finance Corp.,
$2,600	1.489%, 7/13/12, FRN	Baa2/BBB+	1,975,090
5,000	4.875%, 9/1/10	Baa2/BBB+	4,526,205
2,000	5.00%, 9/15/12	Baa2/BBB+	1,578,310
2,000	5.125%, 11/1/10	Baa2/BBB+	1,800,226
2,000	5.30%, 5/1/12	Baa2/BBB+	1,565,518
1,000	5.40%, 2/15/12	Baa2/BBB+	765,213
1,796	5.625%, 9/15/10	Baa2/AA	1,629,838
2,000	5.625%, 9/20/13	Baa2/BBB+	1,560,926
3,500	5.65%, 6/1/14	Baa2/BBB+	2,628,871
2,000	5.875%, 5/1/13	Baa2/BBB+	1,556,666
8,000	6.375%, 3/25/13	Baa2/BBB+	6,229,816
8,500	6.625%, 11/15/13	Baa2/BBB+	6,492,045
19,000	JPMorgan Chase & Co., 7.90%, 4/30/18, FRN (f)	A2/BBB+	15,907,617
16,400	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66, (converts to FRN on 8/17/36)	A1/BBB+	13,042,133
	Lehman Brothers Holdings, Inc., (e)
10,000	5.50%, 4/4/16	NR/NR	1,525,000
20,000	6.875%, 5/2/18	NR/NR	3,400,000
4,200	MBNA Capital, 1.828%, 2/1/27, FRN	Baa3/B	1,899,505
	Merrill Lynch & Co., Inc.,
6,475	1.501%, 6/5/12, FRN	A2/A	5,655,291
1,800	5.00%, 1/15/15	A2/A	1,590,566
10,200	5.45%, 2/5/13	A2/A	9,518,609
2,600	5.45%, 7/15/14	A2/A	2,372,695
16,708	6.05%, 8/15/12	A2/A	16,259,474
9,500	6.40%, 8/28/17	A2/A	8,634,749
22,200	Morgan Stanley, 6.25%, 8/28/17	A2/A	21,242,248
£2,450	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17, FRN (f)	A2/BBB+	2,622,802
$14,100	MUFG Capital Finance I Ltd., 6.346%, 7/25/16, FRN (f)	A2/BBB+	12,266,295
	Santander Perpetual S.A. Unipersonal, FRN (f),
€3,500	4.375%, 12/10/14	Aa2/A-	3,641,246
$7,600	6.671%, 10/24/17 (a)(c)	Aa2/A-	5,632,261
€6,000	SG Capital Trust I LLC, 7.875%, 2/22/10, FRN (f)	A1/BBB+	5,520,256
	SLM Corp.,
$1,795	1.60%, 11/1/13, FRN	Ba1/BBB-	945,409
2,000	2.44%, 6/15/13, FRN	Ba1/BBB-	1,007,920
€2,600	4.75%, 3/17/14	Ba1/BBB-	2,152,900

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$1,200	SMFG Preferred Capital Ltd., 6.078%, 1/25/17, FRN (a)(c)(f)	A2/BBB+	$932,628
€12,000	Societe Generale, 7.756%, 5/22/13, FRN (f)	A1/BBB+	10,700,804
$2,253	Teco Finance, Inc., 6.572%, 11/1/17	Baa3/BBB-	2,043,764
9,200	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (f)	A1/BBB-	5,158,228
1,000	Vita Capital III Ltd., 2.308%, 1/1/11, FRN (a)(b)(c)	A1/A	911,300
2,000	Wachovia Capital Trust V, 7.965%, 6/1/27 (a)(c)	A3/A	1,356,144
			340,994,914
Food & Beverage – 0.0%
100	American Stores Co., 8.00%, 6/1/26	Ba3/B+	90,125
Healthcare & Hospitals – 0.2%
800	Apria Healthcare Group, Inc., 11.25%, 11/1/14 (a)(c)	Ba2/BB+	782,000
1,725	HCA, Inc., 8.50%, 4/15/19 (a)(c)	Ba3/BB	1,694,812
			2,476,812
Hotels/Gaming – 1.0%
	MGM Mirage (a)(c),
1,300	10.375%, 5/15/14	B1/B	1,345,500
1,950	11.125%, 11/15/17	B1/B	2,052,375
2,100	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	Ba1/BB	1,970,844
8,135	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(c)	Baa3/BB	5,693,749
			11,062,468
Insurance – 3.9%
	American International Group, Inc.,
12,185	1.217%, 10/18/11, FRN (i)	A3/A-	6,078,963
€13,400	1.556%, 4/26/11, FRN	A3/A-	8,678,176
$1,000	5.60%, 10/18/16	A3/A-	423,646
10,000	5.85%, 1/16/18	A3/A-	4,248,080
1,300	6.25%, 3/15/87	Ba2/BBB	305,500
26,300	8.175%, 5/15/68, (converts to FRN on 5/15/38) (a)(c)	Ba2/BBB	6,083,716
29,010	8.25%, 8/15/18 (a)(c)(i)	A3/A-	13,852,971
£8,000	8.625%, 5/22/68, (converts to FRN on 5/22/18) (b)	Ba2/BBB	2,386,573
			42,057,625
Metals & Mining – 1.9%
$4,900	Alcoa, Inc., 5.55%, 2/1/17	Baa3/BBB-	4,040,418
200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Ba2/BBB-	198,781
9,537	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB-	9,492,500
	Teck Resources Ltd. (a)(c),
3,450	9.75%, 5/15/14	Ba3/BB+	3,436,055
975	10.25%, 5/15/16	Ba3/BB+	988,399
2,625	10.75%, 5/15/19	Ba3/BB+	2,704,582
			20,860,735
Oil & Gas – 3.6%
15,500	El Paso Corp., 7.42%, 2/15/37	Ba3/BB-	11,319,650
	Gaz Capital S.A.,
1,300	6.212%, 11/22/16 (a)(c)	Baa1/BBB	1,100,060
13,000	8.625%, 4/28/34	Baa1/BBB	12,935,000
	Gazprom AG,
1,800	9.625%, 3/1/13 (a)(c)	Baa1/BBB	1,854,000
8,700	9.625%, 3/1/13	Baa1/BBB	8,993,625
1,200	Northwest Pipeline Corp., 5.95%, 4/15/17	Baa2/BBB-	1,139,994

8 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Oil & Gas (continued)
$2,400	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB-	$2,051,669
			39,393,998
Paper/Paper Products – 1.1%
	Georgia-Pacific LLC,
2,700	7.00%, 1/15/15 (a)(c)	Ba3/BB-	2,565,000
3,000	7.25%, 6/1/28	B2/B+	2,280,000
7,000	8.00%, 1/15/24	B2/B+	5,985,000
2,000	Smurfit Capital Funding PLC, 7.50%, 11/20/25	Ba2/BB+	1,240,000
			12,070,000
Telecommunications – 1.6%
900	Frontier Communications Corp., 8.25%, 5/1/14	Ba2/BB	884,250
21,650	PanAmSat Corp., 6.875%, 1/15/28	B1/BB-	15,479,750
100	Qwest Corp., 6.50%, 6/1/17	Ba1/BBB-	89,250
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Ba2/BB	1,096,875
			17,550,125
Tobacco – 1.8%
20,000	Reynolds American, Inc., 7.25%, 6/1/12	Baa3/BBB	19,811,560
Utilities – 0.4%
1,000	CMS Energy Corp., 2.081%, 1/15/13, FRN	Ba1/BB+	785,000
3,871	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	3,894,269
			4,679,269
Total Corporate Bonds & Notes (cost-$910,590,005)			783,216,160

MORTGAGE-BACKED SECURITIES – 14.5%
10,000	Bear Stearns Commercial Mortgage Securities, 5.70%, 6/11/50, CMO	NR/AAA	8,231,994
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
25,000	5.322%, 12/11/49	Aaa/AAA	19,276,295
1,000	5.617%, 10/15/48	Aaa/AAA	818,215
36,900	Credit Suisse Mortgage Capital Certificates, 5.467%, 9/15/39, CMO	Aaa/AAA	27,566,950
22,850	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO	Aaa/AAA	18,048,664
	GS Mortgage Securities Corp. II, CMO,
396	0.504%, 3/6/20, FRN (a)(c)	Aaa/AAA	326,646
4,000	5.56%, 11/10/39	Aaa/NR	3,261,805
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
10,000	5.336%, 5/15/47	Aaa/AAA	7,639,388
650	5.399%, 5/15/45	Aaa/AAA	513,401
1,800	5.794%, 2/12/51, VRN	Aaa/AAA	1,367,432
2,550	5.819%, 6/15/49, VRN	Aaa/AAA	2,002,302
15,000	5.882%, 2/15/51, VRN	Aaa/AAA	11,488,700
	LB-UBS Commercial Mortgage Trust, CMO,
350	5.372%, 9/15/39	Aaa/AAA	286,055
34,000	5.424%, 2/15/40	NR/AAA	25,254,816
256	Lehman Brothers Floating Rate Commercial Mortgage Trust, 0.424%, 9/15/21, CMO, FRN (a)(c)	Aaa/AAA	225,417
24,194	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.70%, 9/12/49, CMO	NR/AAA	17,457,553
9,500	Morgan Stanley Capital I, 5.514%, 11/12/49, CMO, VRN	Aaa/NR	7,842,264

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Wachovia Bank Commercial Mortgage Trust, CMO, FRN (a)(c),
$2,323	0.424%, 6/15/20	Aaa/AAA	$1,761,848
5,712	0.434%, 9/15/21	Aaa/AAA	4,055,204
Total Mortgage-Backed Securities (cost-$126,737,614)			157,424,949

U.S. GOVERNMENT AGENCY SECURITIES – 2.9%
	Fannie Mae,
11,101	0.966%, 8/5/10, FRN (g)	Aaa/AAA	11,129,763
33	8.00%, 7/18/27, CMO	Aaa/AAA	37,401
	Freddie Mac, FRN (g),
145	0.888%, 2/1/11	Aaa/AAA	144,813
2,753	0.896%, 5/5/11	Aaa/AAA	2,755,233
13,720	1.354%, 3/9/11	Aaa/AAA	13,772,945
4,019	U.S. Treasury Note, 0.875%, 4/30/11	Aaa/AAA	4,019,936
Total U.S. Government Agency Securities (cost-$31,844,833)			31,860,091

SOVEREIGN DEBT OBLIGATIONS – 1.1%

Brazil – 1.1%
BRL 20,760	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	NR/NR	9,617,755
BRL 3,900	Federal Republic of Brazil, 10.25%, 1/10/28	Ba1/BBB-	2,009,595
Total Sovereign Debt Obligations (cost-$11,678,799)			11,627,350

CONVERTIBLE PREFERRED STOCK – 1.0%

Shares
Banking – 1.0%
14,850	Wells Fargo & Co., 7.50%, 12/31/49	Ba3/A	11,063,250
Insurance – 0.0%
25,850	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	235,235
Total Convertible Preferred Stock (cost-$12,035,868)			11,298,485

ASSET-BACKED SECURITIES – 0.5%

Principal Amount
(000)
$8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	5,379,158
239	Morgan Stanley Capital I, 0.369%, 5/25/37, FRN	Baa2/AAA	192,191
Total Asset-Backed Securities (cost-$7,610,655)			5,571,349

SHORT-TERM INVESTMENTS – 7.9%

Corporate Notes – 4.7%
Financial Services – 4.6%
	American General Finance Corp.,
9,000	0.718%, 3/2/10, FRN	Baa2/BB+	6,690,798
5,000	8.45%, 10/15/09	Baa2/BB+	4,606,080
	CIT Group, Inc.,
3,250	1.451%, 3/12/10, FRN (i)	Ba2/BBB-	2,926,183
2,650	4.25%, 2/1/10	Ba2/BBB-	2,435,957
4,000	6.875%, 11/1/09	Ba2/BBB-	3,878,720

10 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
	Ford Motor Credit Co. LLC,
$2,050	5.70%, 1/15/10	Caa1/CCC+	$1,960,671
9,940	7.375%, 10/28/09	Caa1/CCC+	9,695,774
2,600	General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	C/CCC	2,492,259
	International Lease Finance Corp.,
10,700	1.531%, 1/15/10, FRN (i)	Baa2/BBB+	10,192,980
3,840	4.375%, 11/1/09	Baa2/BBB+	3,682,737
2,000	5.00%, 4/15/10	Baa2/BBB+	1,840,824
			50,402,983
Oil & Gas – 0.1%
400	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 9/15/09 (b)	Aa2/A	399,713
Total Corporate Notes (cost-$49,973,276)			50,802,696

U.S. Treasury Bills (g)(i) – 2.1%
23,156	0.01%-0.18%, 6/4/09-7/2/09 (cost-$23,154,950)		23,154,950

Repurchase Agreements – 1.1%
4,200	Barclays Bank, dated 5/29/09, 0.17%, due 6/1/09, proceeds $4,200,060; collateralized by U.S. Treasury Inflation Index Notes, 3.00%, due 7/15/12, valued at $4,354,201 including accrued interest		4,200,000
3,000	Deutsche Bank, dated 5/29/09, 0.18%, due 6/1/09, proceeds $3,000,045; collateralized by U.S. Treasury Notes, 4.125%, due 5/15/15, valued at $3,070,005 including accrued interest		3,000,000
4,137	State Street Bank & Trust Co., dated 5/29/09, 0.01%, due 6/1/09, proceeds $4,137,003; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $4,223,733 including accrued interest		4,137,000
Total Repurchase Agreements (cost-$11,337,000)			11,337,000
Total Short-Term Investments (cost-$84,465,226)			85,294,646

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

May 31, 2009 (unaudited) (continued)

Contracts/ Notional Amount		Value

OPTIONS PURCHASED (h) – 0.1%

Call Options – 0.1%
	Euro versus U.S. Dollar (OTC),
5,000,000	strike price $1.37, expires 6/3/10	$532,224
3,600,000	strike price $1.38, expires 5/21/10	372,882
		905,106
Put Options – 0.0%
	Euribor Interest Rate Future – 90 day (LIFFE),
150	strike price $91.25, expires 12/14/09	1
334	strike price $91.75, expires 12/14/09	1
49	strike price $93.50, expires 6/15/09	–
	Euro versus U.S. Dollar (OTC),
5,000,000	strike price $1.37, expires 6/3/10	335,943
3,600,000	strike price $1.38, expires 5/21/10	241,769
	Financial Future Euro – 90 day (CME),
308	strike price $89.75, expires 9/14/09	1,925
400	strike price $90, expires 6/14/10	2,500
55	strike price $90, expires 9/14/09	344
250	strike price $92, expires 12/14/09	1,563
	Financial Futures Euro – 90 day (CME),
1,000	strike price $89.75, expires 3/15/10	6,250
345	strike price $90, expires 6/15/09	2,156
800	strike price $90, expires 12/14/09	5,000
505	strike price $91, expires 12/14/09	3,156
	United Kingdom – 90 day (LIFFE),
160	strike price $90, expires 12/16/09	–
586	strike price $91.50, expires 6/17/09	1
		600,609
Total Options Purchased (cost-$909,936)		1,505,715
Total Investments (cost-$1,185,872,936) – 100.0%		$1,087,798,745

12 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Schedule of Investments

May 31, 2009 (unaudited) (continued)

Notes to Schedule of Investments:

(a) Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $199,564,379, representing 18.3% of total investments.

(b) Illiquid security.

(c) 144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued security.

(e) In default.

(f) Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(g) All or partial amount segregated as collateral for futures contracts and swaps

(h) Non-income producing.

(i) All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
	£-	British Pound
	€-	Euro
BRL	-	Brazilian Real
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2009.
LIFFE	-	London International Financial Futures and Options Exchange
NPFGC	-	Insured by National Public Finance Guarantee Corporation
NR	-	Not Rated
OTC	-	Over-the-Counter
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2009.

See accompanying Notes to Financial Statements. | 5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 13

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

May 31, 2009 (unaudited)

Assets:
Investments, at value (cost-$1,185,872,936)	$1,087,798,745
Cash (including foreign currency of $6,283,868 with a cost of $6,124,392)	6,284,811
Interest and dividend receivable	18,915,028
Unrealized appreciation on swaps	8,181,922
Receivable for collateral held at broker	1,186,984
Receivable for variation margin on futures contracts	683,419
Unrealized appreciation of forward foreign currency contracts	253,490
Deposits with brokers for futures contracts collateral	89,200
Receivable for investments sold	11,941
Prepaid expenses	72,036
Total Assets	1,123,477,576

Liabilities:
Payable for reverse repurchase agreements	48,620,000
Premium for swaps sold	23,834,573
Unrealized depreciation on swaps	21,411,108
Payable for investments purchased	15,011,941
Dividends payable to common and preferred shareholders	7,678,770
Payable to broker	7,242,784
Unrealized depreciation of forward foreign currency contracts	3,049,894
Payable to broker for collateral	910,000
Investment management fees payable	477,153
Interest payable for reverse repurchase agreements	9,264
Accrued expenses	311,863
Total Liabilities	128,557,350
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$669,920,226

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 66,662,522 shares issued and outstanding)	$667
Paid-in-capital in excess of par	946,393,486
Undistributed net investment income	13,219,709
Accumulated net realized loss	(183,233,186)
Net unrealized depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(106,460,450)
Net Assets Applicable to Common Shareholders	$669,920,226
Net Asset Value Per Common Share	$10.05

14 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Statement of Operations

For the six months ended May 31, 2009 (unaudited)

Investment Income:
Interest	$56,923,721
Dividends	1,094,054
Total Investment Income	58,017,775

Expenses:
Investment management fees	2,954,866
Auction agent fees and commissions	502,917
Interest expense	202,614
Custodian and accounting agent fees	191,100
Shareholder communications	150,150
Trustees’ fees and expenses	75,530
Audit and tax services	48,594
Legal fees	36,801
Insurance expense	24,652
New York Stock Exchange listing fees	20,143
Transfer agent fees	16,926
Miscellaneous	212,013
Total expenses	4,436,306

Net Investment Income	53,581,469

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(113,107,786)
Futures contracts	20,250,650
Options written	93,600
Swaps	(192,534)
Foreign currency transactions	(6,250,996)
Net change in unrealized appreciation (depreciation) of:
Investments	169,076,532
Futures contracts	(9,595,365)
Options written	189,600
Swaps	31,825,123
Foreign currency transactions	1,795,120
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	94,083,944
Net Increase in Net Assets Resulting from Investment Operations	147,665,413

Dividends on Preferred Shares from Net Investment Operations	(840,451)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$146,824,962

See accompanying Notes to Financial Statements. | 5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 15

PIMCO Corporate Opportunity Fund Statement of Changes in Net Assets

Applicable to Common Shareholders

	Six Months ended May 31, 2009 (unaudited)	Year ended November 30, 2008
Investment Operations:
Net investment income	$53,581,469	$92,772,169
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(99,207,066)	(30,945,781)
Net change in unrealized appreciation (depreciation) of investments, futures contracts, options written, swaps and foreign currency transactions	193,291,010	(335,669,315)
Net increase (decrease) in net assets resulting from investment operations	147,665,413	(273,842,927)

Dividends on Preferred Shares from Net investment income	(840,451)	(19,894,434)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	146,824,962	(293,737,361)

Dividends to Common Shareholders from Net investment income	(45,911,952)	(91,348,195)

Capital Share Transactions:
Reinvestment of dividends	2,080,660	5,115,784
Total increase (decrease) in net assets applicable to common shareholders	102,993,670	(379,969,772)

Net Assets Applicable to Common Shareholders:
Beginning of period	566,926,556	946,896,328
End of period (including undistributed net investment income of $13,219,709 and $6,390,643, respectively)	$669,920,226	$566,926,556

Common Shares Issued in Reinvestment of Dividends	239,458	402,204

16 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and of other income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimated.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 17

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•      Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•      Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•      Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at May 31, 2009 in valuing each Fund’s investments carried at value:

	Investments in Securities		Other Financial
Valuation Inputs	Assets	Liabilities	Instruments*
Level 1 – Quoted Prices	$26,298,485	$–	$7,404,389
Level 2 – Other Significant Observable Inputs	1,030,628,430	–	(16,025,590)
Level 3 – Significant Unobservable Inputs	30,871,830		–
Total	$1,087,798,745	$–	$(8,621,201)

*    Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward currency contracts and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at May 31, 2009, were as follows:

	Investments in Securities		Other Financial
	Assets	Liabilities	Instruments
Beginning balance, 11/30/08	$34,150,517	$(376,800)	$(727,607)
Net purchases (sales) and settlements	(6,261,209)	36,794	(45,903)
Accrued discounts (premiums)	(42,218)	–	–
Total realized gain (loss)	49,398	150,406	–
Total change in unrealized appreciation/ depreciation	1,831,552	189,600	–
Transfers in and/or out of Level 3	1,143,790	–	773,510
Ending balance, 5/31/09	$30,871,830	$–	$–
Net change in unrealized appreciation/ depreciation on investments held at 5/31/09	$1,835,738	$–	$–

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

18 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Fund management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment. Paydown gains and losses are recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of distributions to shareholders.

The FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at May 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 19

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)

The Fund may invest in RIBs and RITEs, (collectively, “Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Fund sells a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Fund simultaneously or within a short period of time purchases the Inverse Floaters from the broker. The Inverse Floaters held by the Fund provides the Fund with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Schedule of Investments, and accounts for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Fund’s Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Fund may also invest in Inverse Floaters without transferring a Fixed Rate Municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset typically every 7 to 35 days by an index or auction process. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds. The Fund may also invest in Inverse Floaters for the purpose of increasing leverage.

The Fund’s restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Fund are exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

20 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(j) When-Issued/Delayed-Delivery Transactions

These transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Interest Expense

Interest expense relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions and Reverse Repurchase Agreements. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

2. Principal Risk

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the foreign currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equity, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments.

The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), minimizes credit risk, performing extensive reviews of each counterparty and obtaining approval from their Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

22 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

2. Principal Risk (continued)

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, amount other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also governed by Master Repurchase Agreements (“Master Repo Agreements”) between the Fund and select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty, have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. These amounts are based on Investment Management’s legal interpretations under its netting agreements and recoverability estimates and may differ significantly from the amounts which might ultimately be realized or paid. As a result of these anticipated losses, the Fund’s NAV decreased by $0.09 per common share. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates, as well as the current value of senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

4. Financial Derivative Instruments

The FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161” or the “Statement”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Fund reflects derivatives at fair value and recognize changes in fair value through the statement of operations, and such derivatives do not qualify for FAS 133 hedge accounting treatment.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(b) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The Fund may use futures contracts to manage it’s exposure to the securities market or the movement in interest rates, and currency values. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(c) Option Transactions

The Fund purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(d) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as

24 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed earlier in these Notes (see 6(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2009 for which the Fund is the seller of protection are disclosed earlier in these Notes (see 6(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

26 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments at May 31, 2009

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation on swaps	$–	$8,181,922	$–	$8,181,922
Receivable for variation margin on futures contracts*	7,404,389	–	–	7,404,389
Unrealized appreciation of forward foreign currency contracts	–	–	253,490	253,490
Total Asset Derivatives	$7,404,389	$8,181,922	$253,490	$15,943,009

Liability Derivatives:
Unrealized depreciation on swaps	$(139,190)	$(21,271,918)	$–	$(21,411,108)
Payable for variation margin on futures contracts*	–	–	–	–
Unrealized depreciation of forward foreign currency contracts	–	–	(3,049,894)	(3,049,894)
Total Liability Derivatives	$(139,190)	$(21,271,918)	$(3,049,894)	$(24,461,002)

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$20,190,735	$56,806	$–	$20,247,541
Options written	–	93,600	–	93,600
Swaps	(190,705)	(1,829)	–	(192,534)
Foreign currency transactions	–	–	(6,617,229)	(6,617,229)
Total Realized Gain (Loss)	$20,000,030	$148,577	$(6,617,229)	$13,531,378

Net Change in Unrealized Appreciation (Depreciation) of:
Futures contracts	$(9,595,365)	$–	$–	$(9,595,365)
Options written	–	189,600	–	189,600
Swaps	634,321	31,190,802	–	31,825,123
Foreign currency transactions	–	–	1,432,526	1,432,526
Total Change in Unrealized Appreciation (Depreciation)	$(8,961,044)	$31,380,402	$1,432,526	$23,851,884

5. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

5. Investment Manager/Sub-Adviser (continued)

The Investment Manager has retained its affiliate, PIMCO (the “Sub-Adviser”), to manager the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

6. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the six months ended May 31, 2009, were $496,793,347 and $581,081,096, respectively. Purchases and sales in U.S. Government obligations were $34,911,735 and $3,163,359, respectively.

(a) Futures contracts outstanding at May 31, 2009:

Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long: Euribor Future	463	$160,005	3/15/11	$45,507
Financial Futures Euro—90 day	800	198,120	12/14/09	5,235,224
Financial Futures Euro—90 day	501	123,553	6/14/10	1,839,006
Financial Futures Euro—90 day	1,128	276,332	12/13/10	10,515
United Kingdom—90 day	965	188,815	3/17/11	74,174
United Kingdom—90 day	450	88,402	12/16/10	199,963
				$7,404,389

The Fund pledged $89,200 in cash collateral for futures contracts.

(b) Transactions in options written for the six months ended at May 31, 2009:

	Contracts/ Notional	Premiums
Options outstanding, November 30, 2008	16,000,000	$187,200
Options terminated in closing transactions	(8,000,000)	(93,600)
Options exercised	(8,000,000)	(93,600)
Options outstanding, May 31, 2009	–	$–

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at May 31, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
Arrow Electronics	$1,000	0.71%	6/20/18	(2.90)%	$(172,182)	$–	$(172,182)
Freeport-McMoRan	6,000	1.48%	12/20/18	(3.99)%	(1,175,478)	–	(1,175,478)
					$(1,347,660)	$–	$(1,347,660)

Sell protection swap agreements outstanding at May 31, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Citigroup	$8,200	3.52%	12/20/12	0.65%	$(729,159)	$–	$(729,159)
Ford Motor Credit	10,000	8.72%	3/20/12	2.55%	(1,414,284)	–	(1,414,284)

28 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

6. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank:
CIT Group	$3,800	11.47%	12/20/13	5.00%	$(681,957)	$(969,000)	$287,043
General Electric	27,300	4.45%	12/20/12	0.63%	(3,177,857)	–	(3,177,857)
GMAC	3,300	10.81%	6/20/09	5.00%	21,189	(742,500)	763,689
SLM	8,000	9.77%	12/20/13	5.00%	(1,112,363)	(1,000,000)	(112,363)
BNP Paribas:
General Electric	2,500	4.41%	12/20/13	4.60%	41,654	–	41,654
General Electric	3,500	4.41%	12/20/13	4.70%	72,187	–	72,187
Royal Bank of Scotland	3,500	1.83%	6/20/13	1.50%	(32,547)	–	(32,547)
Royal Bank of Scotland	3,500	3.34%	6/20/13	2.65%	(68,844)	–	(68,844)
Citigroup:
American Express	5,000	2.27%	12/20/13	4.25%	443,377	–	443,377
American Express	1,600	2.27%	12/20/13	4.30%	145,277	–	145,277
Bear Stearns	7,200	1.04%	9/20/12	0.48%	(120,521)	–	(120,521)
CIT Group	10,000	11.47%	12/20/13	5.00%	(1,794,625)	(2,450,000)	655,375
General Electric	7,000	4.41%	12/20/13	4.00%	(49,818)	–	(49,818)
General Electric	9,500	4.41%	12/20/13	4.25%	26,513	–	26,513
General Electric	5,000	4.41%	12/20/13	4.65%	93,216	–	93,216
General Electric	15,600	4.40%	3/20/14	4.05%	(85,746)	–	(85,746)
GMAC	6,500	10.81%	6/20/09	5.00%	41,736	(1,365,000)	1,406,736
GMAC	3,500	8.39%	6/20/12	1.40%	(615,700)	–	(615,700)
International Lease Finance	8,000	9.10%	12/20/13	5.00%	(929,426)	(1,280,000)	350,574
SLM	21,500	9.77%	12/20/13	5.00%	(2,989,474)	(2,391,250)	(598,224)
Credit Suisse First Boston:
GMAC	4,200	10.81%	9/20/09	3.74%	(60,454)	–	(60,454)
Deutsche Bank:
American International Group	6,000	22.02%	12/20/13	5.00%	(2,273,845)	(1,020,000)	(1,253,845)
CIT Group	7,500	11.47%	12/20/13	5.00%	(1,345,969)	(1,767,500)	421,531
Federal Republic of Brazil	10,000	0.51%	12/20/09	3.05%	285,997	–	285,997
Federal Republic of Brazil	14,300	1.42%	5/20/12	0.69%	(299,084)	–	(299,084)
Federal Republic of Brazil	1,300	2.13%	5/20/17	1.04%	(92,251)	–	(92,251)
General Electric	6,500	4.41%	12/20/13	3.68%	(128,691)	–	(128,691)
General Electric	9,500	4.41%	12/20/13	4.23%	18,984	–	18,984
General Electric	20,500	4.41%	12/20/13	4.70%	422,807	–	422,807
General Electric	12,300	4.41%	12/20/13	4.78%	290,243	–	290,243
GMAC	11,800	10.81%	9/20/09	1.50%	(306,688)	–	(306,688)
Metlife	7,000	4.40%	3/20/13	2.07%	(501,783)	–	(501,783)
SLM	21,200	9.77%	12/20/13	5.00%	(2,947,761)	(2,838,000)	(109,761)
Goldman Sachs:
CIT Group	10,000	11.47%	12/20/13	5.00%	(1,794,625)	(2,400,000)	605,375
Citigroup	4,100	3.52%	12/20/12	0.77%	(348,103)	–	(348,103)
HSBC Bank:
Federal Republic of Brazil	10,000	0.51%	12/20/09	3.00%	280,832	–	280,832

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 29

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

6. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
JPMorgan Chase:
CIT Group	$10,000	14.97%	12/20/09	5.00%	$(430,439)	$(1,600,000)	$1,169,561
GMAC	8,100	8.39%	6/20/12	1.84%	(1,326,359)	–	(1,326,359)
Merrill Lynch & Co.:
American Express	1,100	2.27%	12/20/13	4.40%	104,549	–	104,549
American International Group	4,000	23.82%	12/20/12	0.90%	(1,826,193)	–	(1,826,193)
Citigroup	10,000	3.52%	12/20/12	0.68%	(879,172)	–	(879,172)
El Paso	5,000	6.04%	6/20/09	0.45%	(13,950)	–	(13,950)
Ford Motor	17,000	21.76%	6/20/13	5.00%	(7,045,668)	(3,255,000)	(3,790,668)
SLM	5,200	9.77%	12/20/13	5.00%	(723,036)	(728,000)	4,964
Vale Overseas	2,000	1.44%	4/20/12	0.50%	(51,580)	–	(51,580)
Morgan Stanley:
Citigroup	7,300	3.52%	12/20/12	0.80%	(612,459)	–	(612,459)
Dynegy Holdings	5,000	10.81%	6/20/09	1.05%	(21,578)	–	(21,578)
Ford Motor Credit	20,000	10.06%	9/20/10	4.05%	(1,290,715)	–	(1,290,715)
General Electric	5,000	4.41%	12/20/13	4.15%	(5,861)	–	(5,861)
Royal Bank of Scotland:
United [Mexican States]	12,000	0.90%	12/20/09	2.85%	291,438	–	291,438
					$(35,548,586)	$(23,806,250)	$(11,742,336)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

30 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

6. Investments in Securities (continued)

(d) Interest rate swap agreements outstanding at May 31, 2009:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Market Value	Upfront Premiums Received	Unrealized Depreciation
UBS	BRL 17,970	1/2/12	BRL-CDI-Compounded	10.58%	$(167,513)	$(28,323)	$(139,190)

BRL – Brazilian Real

CDI – Inter-bank Deposit Certificate

(e) Forward foreign currency contracts outstanding at May 31, 2009:

	Counterparty		U.S.$ Value on Origination Date	U.S.$ Value May 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
2,221,056 Brazilian Real settling 6/2/09	HSBC Bank USA		$1,028,266	$1,127,554	$99,288
2,221,056 Brazilian Real settling 6/2/09	UBS		1,125,725	1,127,554	1,829
502,000 British Pound settling 7/2/09	Royal Bank of Scotland PLC		787,179	809,420	22,241
58,000 Canadian Dollar settling 6/8/09	Barclays Bank		50,881	52,932	2,051
9,005,538 Chinese Yuan Renminbi settling 7/15/09	Barclays Bank		1,380,059	1,320,993	(59,066)
5,308,765 Chinese Yuan Renminbi settling 9/8/09	Citigroup		770,000	780,036	10,036
10,142,388 Chinese Yuan Renminbi settling 7/15/09	Deutsche Bank		1,572,000	1,487,754	(84,246)
25,564,424 Chinese Yuan Renminbi settling 7/15/09	HSBC Bank USA		3,780,970	3,749,963	(31,007)
13,972,500 Chinese Yuan Renminbi settling 7/15/09	JPMorgan Chase		2,104,429	2,049,581	(54,848)
1,806,000 Euro settling 6/15/09	Royal Bank of Scotland PLC		2,486,997	2,556,037	69,040
4,594,214 Singapore Dollar settling 7/30/09	Citigroup		3,130,000	3,179,005	49,005
Sold:
472,307 Australian Dollar settling 6/29/09	Deutsche Bank		371,066	377,314	(6,248)
2,221,056 Brazilian Real settling 6/2/09	HSBC Bank USA		1,125,725	1,127,554	(1,829)
2,221,056 Brazilian Real settling 8/4/09	HSBC Bank USA		1,013,024	1,110,899	(97,875)
2,221,056 Brazilian Real settling 6/2/09	UBS		941,524	1,127,554	(186,030)
6,233,000 British Pound settling 7/2/09	Citigroup		9,643,853	10,050,024	(406,171)
58,684,850 Chinese Yuan Renminbi settling 7/15/09	HSBC Bank USA		8,330,000	8,608,292	(278,292)
5,308,765 Chinese Yuan Renminbi settling 9/8/09	HSBC Bank USA		765,614	780,036	(14,422)
1,857,000 Euro settling 6/15/09	Goldman Sachs & Co	.	2,534,192	2,628,217	(94,025)
30,124,000 Euro settling 6/15/09	Royal Bank of Scotland PLC		41,034,973	42,634,583	(1,599,610)
108,185 Mexican Peso settling 11/27/09	Citigroup		7,258	8,012	(754)
4,594,214 Singapore Dollar settling 7/30/09	HSBC Bank USA		3,043,534	3,179,005	(135,471)
					$(2,796,404)

The Fund received $910,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(f) The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2009 was $35,611,377 at a weighted average interest rate of 1.26%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 31

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

6. Investments in Securities (continued)

agreement) for open reverse repurchase agreements at May 31, 2009 was $57,229,810. Open reverse repurchase agreements at May 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.75%	5/27/09	6/10/09	$28,909,011	$28,906,000
	0.75%	5/28/09	6/11/09	10,978,915	10,978,000
Credit Suisse First Boston	0.75%	5/26/09	6/9/09	6,769,846	6,769,000
JPMorgan	1.00%	3/12/09	6/12/09	1,971,426	1,967,000
					$48,620,000

The Fund received $760,060 in U.S. government agency securities as collateral for reverse repurchase agreements.

7. Income Tax Information

The cost basis of portfolio securities of $1,185,872,936 for federal income tax purposes is substantially the same for financial reporting. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $72,067,468; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $170,141,659; net unrealized depreciation for federal income tax purposes is $98,074,191.

8. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F, each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2009, the annualized dividend rates ranged from:

	High	Low	At May 31, 2009
Series M	1.727%	0.135%	0.285%
Series T	1.727%	0.120%	0.270%
Series W	0.902%	0.150%	0.270%
Series TH	0.992%	0.105%	0.407%
Series F	1.727%	0.075%	0.225%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE without any change. If the Fund’s ARPS auctions

32 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09

PIMCO Corporate Opportunity Fund Notes to Financial Statements

May 31, 2009 (unaudited)

8. Auction-Rate Preferred Shares (continued)

continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

During the six months ended May 31, 2009, the Fund partially redeemed, at par, $240,000,000 of its outstanding ARPS. The redemptions were made at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends, up to each series respective dates of redemption. The decision to redeem a portion of its ARPS was made with the intention to increase asset coverage of the ARPS above the 200% Level (subject to future market conditions), permitting the Fund to declare/pay future common share dividends.

		Dates of Redemptions
Beginning balance, 11/30/08	$565,000,000
Redemption	(69,000,000)	12/15/08-12/19/08
Redemption	(101,000,000)	3/16/09-3/20/09
Redemption	(70,000,000)	3/30/09-4/3/09
Ending balance, 5/31/09	$325,000,000

9. Subsequent Common Dividend Declarations

On June 1, 2009, a dividend of $0.115 per share was declared to common shareholders payable July 1, 2009 to shareholders of record on June 11, 2009 with an ex-dividend date of June 9, 2009.

On July 1, 2009, a dividend of $0.115 per share was declared to common shareholders payable August 3, 2009 to shareholders of record on July 13, 2009 with an ex-dividend date of July 9, 2009.

10. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 33

PIMCO Corporate Opportunity Fund Financial Highlights

For a share of common stock outstanding throughout each period

	Six Months ended May 31, 2009		Year Ended November 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.54		$14.34	$15.62	$15.59	$17.05	$17.08
Investment Operations:
Net investment income	0.80		1.40	1.50	1.57	1.50	1.74
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.41		(5.52)	(0.64)	0.54	(0.40)	0.36
Total from investment operations	2.21		(4.12)	0.86	2.11	1.10	2.10
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)		(0.30)	(0.45)	(0.41)	(0.22)	(0.13)
Net realized gains	–		–	–	(0.00)†	(0.05)	–
Total dividends and distributions on preferred shares	(0.01)		(0.30)	(0.45)	(0.41)	(0.27)	(0.13)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.20		(4.42)	0.41	1.70	0.83	1.97
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.69)		(1.38)	(1.32)	(1.65)	(1.65)	(1.73)
Net realized gains	–		–	(0.31)	(0.02)	(0.64)	(0.27)
Return of capital	–		–	(0.06)	–	–	–
Total dividends and distributions to common shareholders	(0.69)		(1.38)	(1.69)	(1.67)	(2.29)	(2.00)
Net asset value, end of period	$10.05		$8.54	$14.34	$15.62	$15.59	$17.05
Market price, end of period	$10.63		$7.55	$13.89	$16.94	$17.20	$17.01
Total Investment Return (1)	52.07%		(39.06)%	(8.43)%	8.96%	16.16%	13.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$669,920		$566,927	$946,896	$1,022,823	$1,013,189	$1,093,219
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.61	%(5)	1.39%	1.28%	1.27%	1.15%	1.13%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.53	%(5)	1.30%	1.19%	1.18%	1.15%	1.13%
Ratio of net investment income to average net assets (2)	19.42	%(5)	11.08%	10.15%	10.21%	9.29%	10.31%
Preferred shares asset coverage per share	$76,530		$50,082	$66,880	$70,236	$69,814	$73,362
Portfolio turnover	55%		130%	38%	29%	41%	64%

†	Less than $0.005 per share
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreements.
(5)	Annualized.

34 PIMCO Corporate Opportunity Fund Semi-Annual Report | 5.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures/Changes to Investment Policy (unaudited)

Annual Shareholder Meeting Results:

The Fund held it’s annual meeting of shareholders on April 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica, Class III to serve until 2011	59,173,065	3,021,296

Re-election of John C. Maney**, Class III to serve until 2012	59,486,114	2,708,247

Re-election of Diana L. Taylor*, Class II to serve until 2011	10,847	291

Messrs. Robert E. Connor*, Hans W. Kertess*, R. Peter Sullivan III and William B. Ogden, IV continues to serve as Trustees of the Fund.

*	Preferred Shares Trustee, Diana L. Taylor was appointed to serve as a Preferred Share Trustee to fill a vacancy resulting from the death of John J. Dalessandro in September 2008.
**	Mr. Maney is an interested trustee.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Changes to Investment Policy:

Preferred Stock and Convertible Securities: Conversion to Common Stock The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Trustees formally approved of this policy based on the recommendations of the Investment Manager and Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Sub-Adviser believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

5.31.09 | PIMCO Corporate Opportunity Fund Semi-Annual Report 35

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Diana L. Taylor	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 21, 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Opportunity Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: July 30 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: July 30, 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: July 30, 2009